UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 30, 2014

The Hartford Financial Services Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hartford Plaza, Hartford, Connecticut		06155
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (860) 547-5000

Not Applicable
_____________________________________________
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On June 30, 2014, The Hartford Financial Services Group, Inc. (the "Company") completed its previously announced sale of all of the issued and outstanding equity of Hartford Life Insurance KK, a Japanese company, to ORIX Life Insurance Corporation, a subsidiary of ORIX Corporation, a Japanese company (the “Transaction”). The Company today issued selected quarterly pro forma financial information for the three months ended March 31, 2014 and for each of the quarters in the years ended December 31, 2013 and 2012, prepared as if the Transaction had occurred on January 1, 2012 before considering non-recurring charges or credits directly attributable to the Transaction. Copies of this selected pro forma financial information are furnished herewith as Exhibit 99.1 and are incorporated herein by reference.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Selected Quarterly Pro Forma Financial Information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hartford Financial Services Group, Inc.

July 1, 2014	By:	/s/ Beth A. Bombara

Name: Beth A. Bombara
Title: Executive Vice President and Chief Financial Officer

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PRO FORMA CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED
	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Dec 31 2012	Sept 30 2012	Jun 30 2012	Mar 31 2012
HIGHLIGHTS
Net income (loss)	$495	$314	$293	$(190)	$(241)	$(46)	$13	$(101)	$96
Core earnings	$501	$382	$416	$231	$390	$194	$362	$212	$354
Total revenues [1]	$4,612	$4,777	$4,862	$4,734	$6,300	$5,442	$5,722	$5,359	$5,621
Total assets	$272,923	$277,884	$283,947	$294,833	$297,021	$298,513	$308,721	$303,977	$310,548
PER SHARE AND SHARES DATA
Basic earnings (losses) per common share
Net income (loss) available to common shareholders	$1.10	$0.70	$0.65	$(0.42)	$(0.58)	$(0.13)	$0.01	$(0.26)	$0.20
Core earnings available to common shareholders	$1.11	$0.85	$0.92	$0.51	$0.87	$0.44	$0.81	$0.48	$0.78
Diluted earnings (losses) per common share [2]
Net income (loss) available to common shareholders	$1.03	$0.65	$0.60	$(0.42)	$(0.58)	$(0.13)	$0.01	$(0.26)	$0.18
Core earnings available to common shareholders	$1.05	$0.79	$0.85	$0.47	$0.79	$0.39	$0.75	$0.43	$0.72
Weighted average common shares outstanding (basic)	449.8	451.1	452.1	451.4	436.3	436.2	435.8	438.2	440.7
Dilutive effect of stock compensation	6.2	5.1	4.6	4.2	3.9	3.0	2.1	1.5	1.9
Dilutive effect of warrants	22.6	29.9	33.9	33.4	31.7	28.7	23.8	25.1	26.4
Weighted average common shares outstanding and dilutive potential common shares (diluted), before assumed conversion of preferred shares	478.6	486.1	490.6	489.0	471.9	467.9	461.7	464.8	469.0
Dilutive effect of assumed conversion of preferred shares [3]	—	—	—	—	21.2	21.0	21.0	21.0	20.9
Weighted average common shares outstanding and dilutive potential common shares (diluted) and assumed conversion of preferred shares	478.6	486.1	490.6	489.0	493.1	488.9	482.7	485.8	489.9
Common shares outstanding	452.5	453.3	448.5	453.9	435.3	436.3	436.1	435.6	440.9
Book value per common share	$43.70	$41.71	$42.20	$41.89	$46.78	$50.17	$51.42	$49.14	$46.99
Per common share impact of accumulated other comprehensive income [4]	$1.46	$(0.17)	$(0.04)	$0.16	$3.79	$6.51	$7.55	$5.18	$3.01
Book value per common share (excluding AOCI)	$42.24	$41.88	$42.24	$41.73	$42.99	$43.66	$43.87	$43.96	$43.98
Book value per diluted share	$41.56	$39.14	$38.87	$38.59	$42.43	$45.80	$47.34	$45.59	$43.25
Per diluted share impact of AOCI	$1.39	$(0.16)	$(0.04)	$0.15	$3.34	$5.80	$6.79	$4.68	$2.70
Book value per diluted share (excluding AOCI)	$40.17	$39.30	$38.91	$38.44	$39.09	$40.00	$40.55	$40.91	$40.55
Common shares outstanding and dilutive potential common shares	475.8	483.0	486.9	492.7	493.0	490.1	485.5	481.7	491.9
FINANCIAL RATIOS
ROE (net income (loss) last 12 months to stockholders' equity including AOCI)	4.5%	0.9%	(0.9)%	(2.3)%	(1.8)%	(0.2)%	0.6%	0.8%	1.5%
ROE (core earnings last 12 months to stockholders' equity excluding AOCI)	8.0%	7.4%	6.4%	6.1%	5.9%	5.6%	5.8%	5.0%	3.7%
Debt to capitalization, including AOCI	24.3%	25.7%	25.0%	25.8%	23.2%	24.1%	23.7%	24.5%	22.6%
Annualized investment yield, after-tax	3.2%	3.1%	3.0%	3.1%	3.1%	3.1%	3.1%	3.3%	3.3%

[1]
In 2014, the Mutual Funds segment changed its method of reporting revenues and expenses. Fee income and directly related expenses previously reported as gross amounts are being reported as a net amount in insurance operating costs and other expenses in the Condensed Consolidated Statements of Operations. This change in the method of reporting revenues and expenses did not have a material impact on the Company’s results of operations, financial position or liquidity. The Pro Forma Consolidated Financial Results for the periods ending in 2012 have not been retrospectively adjusted to conform to the current year presentation of Mutual Funds revenues and expenses.

[2]	As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.

[3]
The impact of applying the "if-converted" method to the The Hartford's mandatory convertible preferred stock was anti-dilutive to net income available to common shareholders for the three months ended September 30, 2012 and March 31, 2012 and therefore these shares were excluded from the calculation. The preferred shares converted to 21.2 million common shares in April 2013.

[4]
Accumulated other comprehensive income ("AOCI") represents after-tax unrealized gain (loss) on available-for-sale securities, other than temporary impairment losses recognized in AOCI, net gain (loss) on cash-flow hedging instruments, foreign currency translation adjustments and pension and other postretirement adjustments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PRO FORMA OPERATING RESULTS BY SEGMENT

	THREE MONTHS ENDED
	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Dec 31 2012	Sept 30 2012	Jun 30 2012	Mar 31 2012
Core earnings (losses):
P&C Commercial	$264	$229	$176	$198	$224	$26	$161	$162	$162
Consumer Markets	101	49	68	15	73	11	93	(47)	102
P&C Other Operations	21	22	19	(73)	21	17	21	(14)	20
Property & Casualty Combined	$386	$300	$263	$140	$318	$54	$275	$101	$284
Group Benefits	45	55	36	37	30	39	23	34	5
Mutual Funds	21	20	18	20	20	16	19	19	20
Sub-total	452	375	317	197	368	109	317	154	309
Talcott Resolution	112	99	115	103	95	140	121	138	147
Corporate	(63)	(92)	(16)	(69)	(73)	(55)	(76)	(80)	(102)
CONSOLIDATED CORE EARNINGS	$501	$382	$416	$231	$390	$194	$362	$212	$354
Add: Unlock benefit (charge), after-tax [1]	$12	$1	$(104)	$(9)	$3	$(99)	$(82)	$(46)	$89
Add: Restructuring and other costs, after-tax	(13)	(10)	(10)	(12)	(12)	(58)	(34)	(31)	(6)
Add: Income (loss) from discontinued operations, after-tax	29	(70)	(72)	(423)	(484)	(163)	(62)	394	(427)
Add: Loss on extinguishment of debt, after-tax	—	—	—	—	(138)	—	—	(587)	—
Add: Net reinsurance gain (loss) on dispositions, after-tax	—	—	—	1	(25)	—	(388)	—	—
Add: Net realized capital gains (losses), after-tax and DAC, excluded from core earnings	(34)	11	63	22	25	80	217	(43)	86
Net income (loss)	$495	$314	$293	$(190)	$(241)	$(46)	$13	$(101)	$96
PER SHARE DATA
Diluted earnings (losses) per common share:
Core earnings available to common shareholders	$1.05	$0.79	$0.85	$0.47	$0.79	$0.39	$0.75	$0.43	$0.72
Net income (loss) available to common shareholders	$1.03	$0.65	$0.60	$(0.42)	$(0.58)	$(0.13)	$0.01	$(0.26)	$0.18
[1]The Unlock benefit (charge) recorded in the periods presented affected each income statement line item as follows:

	THREE MONTHS ENDED
	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Dec 31 2012	Sept 30 2012	Jun 30 2012	Mar 31 2012
Earned premiums	$—	$(2)	$—	$(1)	$(1)	$(5)	$(3)	$1	$—
Fee income	—	1	12	1	2	7	1	6	(2)
Benefits, losses and loss adjustment expenses	(7)	1	3	(4)	(20)	5	40	13	(56)
Amortization of DAC	(12)	(5)	170	17	17	148	87	63	(84)
Income tax expense (benefit)	7	2	(57)	(4)	1	(52)	(47)	(23)	49
Unlock benefit (charge), after-tax [a.]	$12	$1	$(104)	$(9)	$3	$(99)	$(82)	$(46)	$89
[a.] The Unlock charge for the three months ended March 31, 2013 relates primarily to costs associated with expanding the Japan variable annuity hedging program in the Talcott Resolution - International Annuity segment resulting in the elimination of estimated future gross profits on the Japan annuity block.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
PRO FORMA FINANCIAL HIGHLIGHTS

	THREE MONTHS ENDED
	Mar 31 2014	Dec 31 2013	Sept 30 2013	Jun 30 2013	Mar 31 2013	Dec 31 2012	Sept 30 2012	Jun 30 2012	Mar 31 2012
NET INCOME (LOSS)
U.S. Annuity	$108	$41	$69	$23	$63	$35	188	(19)	198
Institutional and other [1] [2] [3]	37	(56)	(62)	(355)	(357)	(183)	(309)	459	(368)
Talcott Resolution net income (loss)	$145	$(15)	$7	$(332)	$(294)	$(148)	$(121)	$440	$(170)
Less: Unlock benefit (charge), after tax	12	1	(104)	(9)	3	(99)	(82)	(46)	89
Less: Restructuring and other costs, after tax	—	—	(1)	1	(1)	(14)	(21)	(9)	—
Less: Income (loss) from discontinued operations, after tax [1]	29	(70)	(73)	(421)	(484)	(162)	(60)	395	(426)
Less: Net reinsurance gain (loss) on dispositions, after tax	—	—	—	1	44	—	(270)	—	—
Less: Net realized gains (losses) and other, after tax and DAC, excluded from core earnings	(8)	(45)	70	(7)	49	(13)	191	(38)	20
Talcott Resolution core earnings	$112	$99	$115	$103	$95	$140	$121	$138	$147
CORE EARNINGS (LOSSES)
U.S. Annuity	$89	$81	$89	$79	$73	$96	$74	$80	$96
Institutional and other [2]	23	18	26	24	22	44	47	58	51
Talcott Resolution core earnings	$112	$99	$115	$103	$95	$140	$121	$138	$147

[1]	The three months ended June 30, 2013 includes a loss on disposition of $102 and loss from discontinued operations of $22 related to the U.K. variable annuity business.

[2]	Other consists of PPLI and residual income or tax benefits associated with the reinsurance of the policyholder and separate account liabilities of the Retirement Plans and Individual Life businesses. The Retirement Plans and Individual Life businesses were sold in January 2013.

[3]	Includes derivative gains of $71 for the three months ended March 31, 2013 primarily associated with previously terminated derivatives associated with fixed rate bonds sold in connection with the Retirement Plans and Individual Life business dispositions.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
APPENDIX
BASIS OF PRESENTATION AND DEFINITIONS
All amounts are in millions, except for per share and ratio information unless otherwise stated. Amounts presented throughout this document have been rounded for presentation purposes.
The Hartford Financial Services Group, Inc. (the "Company", "we", or "our") currently conducts business principally in six reporting segments, Property & Casualty Commercial, Consumer Markets, Property & Casualty Other Operations, Group Benefits, Mutual Funds and Talcott Resolution, as well as a Corporate category.
Property & Casualty is organized into three reporting segments: P&C Commercial, Consumer Markets and P&C Other Operations ("Property & Casualty Combined"). P&C Commercial provides workers' compensation, property, automobile, liability and umbrella coverages under several different products, primarily throughout the United States (“U.S.”), within its standard commercial lines, which consists of the Company's small commercial and middle market lines of business. Additionally, a variety of customized insurance products and risk management services including workers' compensation, automobile, general liability, professional liability, fidelity, surety, livestock and specialty casualty coverages are offered through the segment's specialty lines. Consumer Markets provides standard automobile, homeowners and home-based business coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, currently managed by the Company, that have discontinued writing new business and substantially all of the Company's asbestos and environmental exposures.
Group Benefits provides employers, associations, affinity groups and financial institutions with group life, accident and disability coverage, along with other products and services, including voluntary benefits and group retiree health.
Mutual Funds offers mutual funds for retail accounts such as retirement plans and 529 college savings plans and provides investment-management and administrative services such as product design, implementation and oversight.
Talcott Resolution is comprised of runoff business from the Company's U.S. annuity, and institutional and private-placement life insurance businesses, as well as the Retirement Plans and Individual Life businesses sold in January 2013 and the U.K. variable annuity business sold in December 2013.
Corporate includes the Company's debt financing and related interest expense, as well as other capital raising activities, certain purchase accounting adjustments and other charges not allocated to the segments.
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance for the periods presented herein. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies.
The Company uses the non-GAAP financial measure core earnings as an important measure of the Company's operating performance. We believe that core earnings provides investors with a valuable measure of the performance of the Company's ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain realized capital gains and losses, discontinued operations, loss on extinguishment of debt, gains and losses from disposal of businesses, certain restructuring charges and the impact of Unlocks to deferred policy acquisition costs (“DAC”), sales inducement assets ("SIA"), unearned revenue reserve ("URR") and death and other insurance benefit reserve balances. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (after tax and the effects of DAC) that tend to be highly variable from period to period based on capital market conditions. We believe, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of the Company's business. Therefore, we believe that it is useful for investors to evaluate both net income and core earnings when reviewing the Company's performance. A reconciliation of core earnings to net income (loss) for the periods presented herein is set forth on page 5.
Core earnings per share is calculated based on the non-GAAP financial measure core earnings. We believe that the measure core earnings per share provides investors with a valuable measure of the Company's operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of the Company's business. Therefore, we believe that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance.
Book value per common share excluding AOCI is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) common stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding. The Company provides book value per common share excluding AOCI to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. We believe book value per common share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per common share is the most directly comparable GAAP measure. A reconciliation of book value per common share to book value per common share, excluding AOCI, for the periods presented herein is set forth at page 4.

Book value per diluted share, excluding AOCI, is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) total stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding and dilutive potential common shares. The Company provides book value per diluted share excluding AOCI to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. We believe book value per diluted share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable GAAP measure. A reconciliation of book value per diluted share to book value per diluted share, excluding AOCI, for the periods presented herein is set forth at page 4.
The Company provides different measures of the return on common equity (“ROE”). ROE (core earnings last twelve months to common equity, excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to common equity, excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders' equity, excluding AOCI. When calculating ROE, the Mandatory Convertible preferred stock (“MCP”) is included in average common stockholders' equity and MCP dividends are added back to net income (loss) available to common shareholders and core earnings (losses) available to common shareholders. In April 2013, The Hartford's MCP converted to 21.2 million shares of common stock. The Company provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Company excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. ROE (net income last twelve months to common equity, including AOCI) is the most directly comparable GAAP measure.